SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Name of Registrant as Specified In Its Charter)

James B. O'Connell
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).
[   ]	$500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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. . . . . . . . . . . . . . . . . . . . . . .
	2)	Aggregate number of securities to which transaction applies:

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. . . . . . . . . . . . . . . . . . . . . . .
	3)	Per unit price or other underlying value of transaction computed pursuant to
		Exchange Act Rule 0-11:1

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. . . . . . . . . . . . . . . . . . . . . . .
	4)	Proposed maximum aggregate value of transaction:

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. . . . . . . . . . . . . . . . . . . . . . .
 1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

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. . . . . . . .
	2)	Form, Schedule or Registration Statement No.:

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	3)	Filing Party:

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	4)	Date Filed:

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               LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
               SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

                           EACH A PORTFOLIO OF
                  CONSULTING GROUP CAPITAL MARKETS FUNDS

                          TWO WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048

                NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON OCTOBER 31, 1994


To the Shareholders of:
 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
  SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

Notice is hereby given that a Special Meeting of Shareholders of Large Capitalization Value Equity Investments and Small Capitalization Value Eq-uity Investments, each a portfolio of Consulting Group Capital Markets Funds, a Massachusetts business trust (the "Trust"), will be held at Two World Trade Center, 100th Floor, New York, New York 10048 at 10:00 a.m., on October 31, 1994.

The Special Meeting is held for the purposes of:

1. Approving or disapproving a new Investment Advisory Agreement for Large Capitalization Value Equity Investments with Parametric Portfo-lio Associates. -- LARGE CAPITAL VALUE EQUITY INVESTMENTS;

2. Approving or disapproving a new Investment Advisory Agreement for Small Capitalization Value Equity Investments with NFJ Investment Group. -- SMALL CAPITAL VALUE EQUITY INVESTMENTS; and

3. Transacting such other business as may properly come before the meet-ing or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on Sep-tember 21, 1994 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any ad-journments thereof.

                               By Order of the Board of Trustees,

                               CHRISTINA T. SYDOR
                               Secretary

September 29, 1994

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COM-PLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



                   INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you in order that the Fund may avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the reg-istration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of regis-tration. For example:


REGISTRATION                                      VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                     ABC Corp.
(2) ABC Corp.                                     John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                       John Doe
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                                Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA                 John B. Smith
(2) John B. Smith                                 John B. Smith, Jr., Executor




               LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
               SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

                            EACH A PORTFOLIO OF
                  CONSULTING GROUP CAPITAL MARKETS FUNDS

                          TWO WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048

                      SPECIAL MEETING OF SHAREHOLDERS
                             OCTOBER 31, 1994

                              PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") for use at a Special Meeting of Shareholders of Large Capi-talization Value Equity Investments and Small Capitalization Value Equity Investments (each a "Portfolio" and together the "Portfolios") to be held at 10:00 a.m. on October 31, 1994, at Two World Trade Center, 100th Floor, New York, New York 10048, and at any adjournments thereof (the "Meeting"). A Notice of the Meeting and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicita-tions also may be made by telephone, telegraph or personal interviews con-ducted by officers and employees of the Trust; Smith Barney Inc. ("Smith Barney"); Smith, Barney Advisers, Inc., administrator of the Trust, a part of which is the Consulting Group, the investment manager of the Trust; Parametric Portfolio Associates, Inc. ("Parametric") and NFJ Investment Group, Inc. ("NFJ"), each wholly owned subsidiaries of Pacific Financial Asset Management Corporation ("PFAMCo") an indirect wholly owned subsid-iary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), invest-ment advisers to the Portfolios; The Boston Company Advisors, Inc. ("Bos-ton Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corpo-ration, the sub-administrator of the Trust; and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, the transfer agent of the Trust. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by PFAMCo. PFAMCo also will reimburse broker-age firms and others for their expenses in forwarding solicitation mate-rial to the beneficial owners of Trust shares.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest in the Trust ("Shares") represented thereby will be voted in accordance with the in-structions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the approval of the Investment Advi-sory Agreements described herein. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by at-tending the Meeting and voting his or her shares in person, or by submit-ting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the pro-posals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of prox-ies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Master Trust Agree-ment of the Trust dated April 12, 1991, as amended, a quorum is consti-tuted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote on a particular matter at the Meeting.

The Trust has an unlimited number of shares of beneficial interest, par value $0.001 per share, which are divided among twenty-five portfolios of the Trust. Shares of thirteen of such portfolios, including the Portfo-lios, are currently offered for sale to shareholders. Since the matter being submitted to each Portfolio's shareholders for approval affects the interests of the shareholders of that Portfolio only and not the other portfolios of the Trust, the Trust's Board of Trustees has determined that proxies should be solicited from shareholders of only the Portfolios. As of the record date, September 21, 1994, the following number of Shares were outstanding for each Portfolio:

NAME OF PORTFOLIO                                      SHARES OUTSTANDING
Large Capitalization Value Equity Investments           89,696,457.733
Small Capitalization Value Equity Investments           36,466,485.078

Each Share outstanding on the record date is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote. As of September 21, 1994, to the knowledge of the Board of Trustees, no single shareholder or "group" (as that term is used in Section 13(d) of the Secu-rities Exchange Act of 1934, as amended) beneficially owned more than 5% of either of the Portfolio's outstanding Shares. As of September 21, 1994, the Board of Trustees beneficially owned less than 1% of the outstanding Shares of Large Capitalization Value Equity Investments and Small Capital-ization Value Equity Investments, respectively.

In order that your Shares may be represented at the Meeting, you are re-quested to:

- -- indicate your instructions on the enclosed proxy card;
- -- date and sign the proxy card;
- -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
- -- allow sufficient time for the proxy card to be received on or before 9:30 a.m., October 31, 1993.

Proposals 1 and 2 require the affirmative vote of a "majority of the out-standing voting securities" of the applicable Portfolio which, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), means the lesser of (a) 67% of the Portfolio's Shares present at a meeting of its shareholders if the owners of more than 50% of the Shares of the Portfolio then outstanding are present in person or by proxy or (b) more than 50% of the Portfolio's outstanding shares ("Majority Vote").



                      BACKGROUND ON PROPOSALS 1 AND 2

    (PROPOSAL 1 TO BE VOTED ON BY SHAREHOLDERS OF LARGE CAPITALIZATION
        VALUE EQUITY INVESTMENTS ONLY AND PROPOSAL 2 TO BE VOTED ON
  BY SHAREHOLDERS OF SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS ONLY)

Parametric currently serves as an investment adviser ("Adviser") to Large Capitalization Value Equity Investments pursuant to an Advisory Agreement dated March 3, 1994 between The Consulting Group (the Manager) and Para-metric. NFJ currently serves as an Adviser to Small Capitalization Value Equity Investments pursuant to an Advisory Agreement dated April 1, 1993 between The Consulting Group and NFJ (the current Advisory Agreements with Parametric and NFJ hereinafter collectively referred to as "Current Advi-sory Agreements.") Parametric and NFJ are each wholly owned subsidiaries of PFAMCo, which is in turn, an indirect wholly owned subsidiary of Pa-cific Mutual.

Parametric, NFJ, and others have entered into an agreement ("Consolidation Agreement") with Thomson Advisory Group L.P. ("TAG") providing for the consolidation of Parametric, NFJ, and certain other entities with TAG (the "Consolidation"). As described in more detail below, the Consolidation would result in the transfer of the current investment advisory businesses of Parametric and NFJ to new general partnerships that are expected to be called Parametric Portfolio Associates ("New Parametric") and NFJ Invest-ment Group ("New NFJ"), respectively (although it is possible that these names may change prior to closing of the Consolidation).

The Current Advisory Agreements each provide for their automatic termina-tion in the event of an "assignment," as that term is defined in the 1940 Act, and the Consolidation may result in an assignment and resulting ter-mination of the Current Advisory Agreements with Parametric and NFJ. Con-sequently, Parametric and NFJ have proposed that The Consulting Group enter into new Advisory Agreements for Large Capitalization Value Equity Investments and Small Capitalization Value Equity Investments to take ef-fect upon the closing of the Consolidation.

At a meeting held on September 1, 1994, after considering various factors described below, the Trustees, including the Trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940
Act) of any such party (the "Independent Trustees"), unanimously approved two proposed new Advisory Agreements (collectively referred to hereinafter as the "New Advisory Agreements"), one between The Consulting Group and New Parametric for Large Capitalization Value Equity Investments, and one between The Consulting Group and New NFJ for Small Capitalization Value Equity Investments. The form of the New Advisory Agreements is attached as Exhibit A.

PFAMCo has advised the Board of Trustees that after the Consolidation, New Parametric and New NFJ will each retain the services of their respective advisory personnel and employees who currently provide services to Large Capitalization Value Equity Investments and Small Capitalization Value Eq-uity Investments. PFAMCo further advised the Trustees that, subject to ap-proval of the New Advisory Agreements by shareholders, the Consolidation is not expected to materially affect the level or quality of advisory ser-vices provided to Large Capitalization Value Equity Investments and Small Capitalization Value Equity Investments, and that the same investment man-agement personnel who currently manage these Portfolios are expected to continue to do so after the Consolidation. No change is anticipated in the investment objectives and policies of these Portfolios.

THE CONSOLIDATION TRANSACTION

The Consolidation Agreement provides for the consolidation of the invest-ment advisory and other businesses of Parametric, NFJ, and other subsid-iaries of PFAMCo with TAG, which will change its name to PIMCO Advisors, L.P. TAG and its affiliates provide investment advisory and related ser-vices to a wide range of institutional and individual clients, including mutual funds. As a result of the Consolidation, the current investment ad-visory business of Parametric and NFJ would be transferred to separate general partnerships that are expected to be called Parametric Portfolio Associates and NFJ Investment Group, respectively (although it is possible that these names will change prior to closing on the Consolidation). These new general partnerships would be subsidiary partnerships of PIMCO Advi-sors.

The general partner of PIMCO Advisors would be another partnership, to be called PIMCO Partners, G.P. PFAMCo would indirectly hold a majority in-terest in PIMCO Partners, G.P., and the remainder would be held indirectly by a group comprised of the current Managing Directors of Pacific Invest-ment Management Company ("PIMCO"), another subsidiary of PFAMCo. As a re-sult of the Consolidation, Pacific Mutual and its affiliates would hold a majority interest in PIMCO Advisors, New Parametric, and New NFJ, through direct or indirect ownership of PIMCO Advisors.

Under the Consolidation, PIMCO Partners, G.P.'s power to conduct the busi-ness of PIMCO Advisors will be delegated to two boards that will govern PIMCO Advisors -- an Operating Board and an Equity Board. The Operating Board will exercise substantially all of the governance powers of the gen-eral partner and will delegate day-to-day operational issues to an Operat-ing Committee. The Operating Board and Operating Committee cannot effect certain transactions and other material matters without the prior consent of the Equity Board. For purposes of governance of PIMCO Advisors, the Op-erating Board and the Equity Board are intended to constitute the func-tional and legal equivalent of a board of directors of PIMCO Advisors. Pa-cific Mutual and its affiliates will hold a majority interest in PIMCO Ad-visors, New Parametric and New NFJ after the Consolidation through its indirect ownership of units of PIMCO Advisors.

The Consolidation Agreement provides for the discretionary award of op-tions on units of PIMCO Advisors to provide incentives and rewards to key management employees of PIMCO Advisors and its subsidiary partnerships.

The Consolidation Agreement contemplates that the Trust conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that a fund's investment adviser (or its controlling person) may re-ceive any amount or benefit in connection with its sale which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of the event, 75% of the members of the fund's board of directors are not "interested persons" (as defined in the 1940
Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the fund as a result of the transaction.

The Board of Trustees currently conforms with these provisions, and is ex-pected to continue to conform with these provisions for the required time period. PFAMCo and the Consulting Group have committed to the Trust's Board that there is no present intention to seek an increase in the Trust's advisory or management fees with respect to the Portfolios for which Parametric or NFJ serves as Adviser for a period of at least two years following the Consolidation.

TAG and its affiliates provide investment advisory and related services to a wide range of institutional and individual clients including mutual funds. TAG is a Delaware limited partnership organized in 1987. TAG's out-standing partnership units are traded on the New York Stock Exchange. As of June 30, 1994, TAG managed approximately $9.4 billion in assets, prima-rily through its Columbus Circle Investors division ("CCI").

Consummation of the Consolidation is contingent upon certain events, in-cluding regulatory approvals and consents, approval by TAG unitholders, and approval of new advisory contracts or consent by a substantial portion of the advisory clients of TAG and PFAMCo and its subsidiaries, including Parametric and NFJ.

See Exhibit A for additional information about the consolidation.

THE CURRENT AND NEW ADVISORY AGREEMENTS

The Current Advisory Agreement with Parametric was initially approved by the Trustees on December 9, 1993 and by the shareholders of the Large Cap-italization Value Equity Investments Portfolio on March 3, 1994, and was last approved by the Trustees on September 1, 1994. The Current Advisory Agreement with NFJ was initially approved by the Trustees on March 4, 1993 and by the shareholders of the Portfolio on June 1, 1993, and was last ap-proved by the Trustees on September 1, 1994.

If the New Advisory Agreements are approved by shareholders, upon consum-mation of the Consolidation, New Parametric would replace Parametric as Adviser to Large Capitalization Value Equity Investments, and New NFJ would replace NFJ as Adviser to Small Capitalization Value Equity Invest-ments. THE TERMS AND CONDITIONS OF THE NEW ADVISORY AGREEMENTS ARE IDENTI-CAL IN ALL MATERIAL RESPECTS TO THOSE OF THE CURRENT ADVISORY AGREEMENTS WITH THE EXCEPTION OF THE IDENTITY OF THE ADVISER, AND THE EFFECTIVENESS AND TERMINATION DATES.

Each of the New Advisory Agreements, like each of the Current Advisory Agreements, provides that the Adviser is required to manage a portion of the securities held by the Portfolio it serves, subject to the supervision and stated direction of the Manager and ultimately the Board of Trustees in accordance with the Portfolio's investment objective and policies, make investment decisions for the Portfolio, and place orders to purchase and sell securities on behalf of the Portfolio.

Each of the New Advisory Agreements and the Current Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with any investment advisory services rendered under the agree-ment, except, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing in-terests in the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reck-less disregard of its obligations and duties under the agreement.

Each of the New Advisory Agreements, like each of the Current Advisory Agreements provides that it terminates automatically in the event of its assignment. In addition, each of these agreements may be terminated by the Manager at any time without penalty, upon written notice to the appropri-ate Adviser and the Trust, by the Adviser upon 60 days' written notice to the Manager and the Trust, and by the Trust at any time without penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Portfolio of the Trust to which the agreement pertains, upon written notice to the appropriate Ad-viser and the Manager.

Shareholders should refer to Exhibit B for the complete terms of the New Advisory Agreements.

If the New Advisory Agreements are approved by the shareholders of Large Capitalization Value Equity Investments or Small Capitalization Value Eq-uity Investments, as appropriate, they will become effective upon consum-mation of the Consolidation, and will remain in effect, unless earlier terminated, for an initial two year term, subject to annual review and continuation thereafter.

Parametric, NFJ, TAG, and the other parties to the Consolidation Agreement may proceed with the Consolidation, even if the New Advisory Agreements are not approved by shareholders. In the event that the shareholders of Large Capitalization Value Equity Investments or Small Capitalization Value Equity Investments do not approve the New Advisory Agreements and the Consolidation is consummated, subject to the approval of the Securi-ties and Exchange Commission if necessary, the Board of Trustees could seek to obtain for Large Capitalization Value Equity Investments and Small Capitalization Value Equity Investments interim advisory services either from the current Adviser or from another advisory organization. Thereaf-ter, the Board of Trustees would either negotiate a new advisory agreement with an advisory organization recommended by the Consulting Group and ap-proved by the Board or make other appropriate arrangements in either event subject to approval by the shareholders of Large Capitalization Value Eq-uity Investments or Small Capitalization Value Equity Investments, as ap-propriate. In the event the Consolidation is not consummated, Parametric would continue to serve as an Adviser of Large Capitalization Value Equity Investments pursuant to the terms of the Current Advisory Agreement for that Portfolio, and NFJ would continue to serve as an Adviser to Small Capitalization Value Equity Investments pursuant to the Current Advisory Agreement for that Portfolio.

ADVISORY FEES

The fees under the New Advisory Agreements are the same as the fees under the Current Advisory Agreements. The New Advisory Agreement for Large Cap-italization Value Equity Investments provides that The Consulting Group (and not the Trust) will pay New Parametric a fee, payable monthly, at an annual rate of .20% of the value of Large Capitalization Value Equity In-vestments' average daily net assets on the first $300 million of assets and 0.15% of the value of the Portfolio's average daily net assets there-after, multiplied by a fraction, the numerator of which is the average daily value of the net assets of the Portfolio allocated to New Parametric and the denominator of which is the average daily net asset value of the Portfolio. For the fiscal period ended August 31, 1994, total advisory fees paid by The Consulting Group to Parametric aggregated $417,098 based on average net assets for the fiscal period of $532,691,573. The New Advi-sory Agreement for Small Capitalization Value Equity Investments with New NFJ provides that The Consulting Group (and not the Trust) will pay New NFJ a fee, payable monthly, at an annual rate equal to .30% of the value of average daily net assets of Small Capitalization Value Equity Invest-ments, multiplied by a fraction, the numerator of which is the average daily value of the net assets of the Portfolio allocated to New NFJ and the denominator of which is the average daily net asset value of the Port-folio. For the fiscal year ended August 31, 1994 and for the period August 2, 1993 to August 31, 1993, total advisory fees paid by The Consulting Group to NFJ under the Ccurrent Advisory Agreement aggregated $303,211 and $1,503, respectively.

MANAGEMENT FEES

The Consulting Group serves as Manager to the Trust pursuant to a Manage-ment Agreement. Large Capitalization Value Equity Investments pays The Consulting Group a management fee, payable monthly, at an annual rate of .60% of the average daily net assets of that Portfolio, and Small Capital-ization Value Equity Investments pays The Consulting Group a management fee, payable monthly, at an annual rate of .60% of the average daily net assets of that Portfolio. The Consulting Group, in turn, pays the Advisers to the Portfolios the advisory fees described above out of The Consulting Group's assets.

PARAMETRIC PORTFOLIO ASSOCIATES, INC.

Parametric, located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090, provides investment management services to large accounts, such as employee benefit plans, college endowments, and founda-tions. Accounts managed by Parametric have combined assets, as of December 31, 1993, of approximately $1.4 billion. Parametric is also a subsidiary of PFAMCo. See Exhibit C for a list of the directors and principal execu-tive officers of Parametric and a table setting forth the registered in-vestment companies for which Parametric serves as investment adviser, in-cluding the fees payable by such investment companies and their approxi-mate net assets. Parametric's audited balance sheet as of December 31, 1993 is attached as Exhibit D.

NFJ INVESTMENT GROUP, INC.

NFJ, located at 2121 San Jacinto, Suite 1440, Dallas, Texas 75201, pro-vides investment management services to large accounts such as employee benefit plans, college endowment funds, and foundations. Accounts managed by NFJ had combined assets as of December 31, 1993 of approximately $965.9 million. NFJ is a subsidiary of PFAMCo, which is an indirect wholly owned subsidiary of Pacific Mutual. See Exhibit E for a list of the directors and principal executive officers of NFJ and a table setting forth the reg-istered investment companies for which NFJ serves as investment adviser, including the fees payable by such investment companies and their approxi-mate net assets. NFJ's audited balance sheet as of December 31, 1993 is attached as Exhibit F.

NEW PARAMETRIC AND NEW NFJ

New Parametric and New NFJ will each be a general partnership with two partners. The supervisory partner for each will be PIMCO Advisors. The managing partner for each will be Parametric Management, Inc. and NFJ Man-agement, Inc., respectively, which will each be newly formed Delaware cor-porations that are wholly owned by PIMCO Advisors. PIMCO Advisors will hold 99.9% of the partnership interest of each of New NFJ and New Paramet-ric.

The addresses of each of New Parametric and New NFJ (each a "New Portfolio Manager") will be the same as the addresses of Parametric and NFJ, respec-tively (each a "Current Portfolio Manager"). Under the Consolidation, the day-to-day management of each New Portfolio Manager is entrusted to its managing general partner, which will delegate authority over the business and operations of such New Portfolio Manager to the New Portfolio Manag-er's Managing Directors. The Managing Directors of each New Portfolio Man-ager will be the same individuals who currently serve as Managing Direc-tors of the applicable Current Portfolio Managers. Prior approval from PIMCO Advisors will be necessary for certain extraordinary business trans-actions, contractual arrangements, or other specified activities of each New Portfolio Manager.



        PROPOSAL 1: LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

The Board of Trustees has determined that, by approving the New Advisory Agreement with New Parametric on behalf of Large Capitalization Value Eq-uity Investments, the Portfolio can best assure itself that services cur-rently provided by Parametric and its officers and employees will continue to be provided after the Consolidation without interruption. The Board be-lieves that, like the Current Advisory Agreement with Parametric, the New Advisory Agreement with New Parametric will enable Large Capitalization Value Equity Investments to obtain services of high quality at costs deemed appropriate, reasonable, and in the best interests of the Portfolio and its shareholders.

At a meeting on September 1, 1994, the Trustees considered information with respect to whether the New Advisory Agreement with New Parametric was in the best interests of Large Capitalization Value Equity Investments and its shareholders. The Trustees considered, among other factors, represen-tations by PFAMCo that the Consolidation would not materially affect the investment advisory operations of Parametric or the level or quality of advisory services provided to Large Capitalization Value Equity Invest-ments; that, subject to Board and shareholder approval, the same personnel at Parametric who currently provide services to Large Capitalization Value Equity Investments are expected to continue to do so after the Consolida-tion; that the advisory fee would not change as a result of the Consolida-tion; and that Large Capitalization Value Equity Investments would be un-affected in any other way by the Consolidation, including that the Portfo-lio would not be subjected to any unfair burden as a result of the transaction.

Based upon its review, the Board of Trustees concluded that the New Advi-sory Agreement with New Parametric is reasonable, fair and in the best in-terests of Large Capitalization Value Equity Investments and its share-holders, and that the fees provided in the New Advisory Agreement with New Parametric are fair and reasonable. In the Board's view, retaining New Parametric to serve as Adviser of Large Capitalization Value Equity In-vestments, under the terms of the New Advisory Agreement with New Paramet-ric, after the Consolidation is desirable and in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as it deemed rele-vant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement with New Parametric and voted to recommend its approval by Large Capitalization Value Equity In-vestments' shareholders.

REQUIRED VOTE

Approval of the New Advisory Agreement requires a Majority Vote of the outstanding shares of Large Capitalization Value Equity Investments.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE CONSULTING GROUP AND NEW PARAMETRIC.



        PROPOSAL 2: SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

The Board of Trustees has determined that, by approving the New Advisory Agreement with New NFJ on behalf of Small Capitalization Value Equity In-vestments, the Portfolio can best assure itself that services currently provided by NFJ and their officers and employees will continue to be pro-vided after the Consolidation without interruption. The Board believes that, like the Current Advisory Agreements, the New Advisory Agreements will enable Small Capitalization Value Equity Investments to obtain ser-vices of high quality at costs deemed appropriate, reasonable, and in the best interests of Small Capitalization Value Equity Investments and its shareholders.

At a meeting on September 1, 1994, the Trustees considered information with respect to whether the New Advisory Agreements with New NFJ were in the best interests of Small Capitalization Value Equity Investments and its shareholders. The Trustees considered, among other factors, represen-tations by Pacific Mutual and PFAMCo that the Consolidation would not ma-terially affect the investment advisory operations of NFJ or the level or quality of advisory services provided to Small Capitalization Value Equity Investments; that, subject to Board and shareholder approval, the same personnel at NFJ who currently provide services to Small Capitalization Value Equity Investments are expected to continue to do so after the Con-solidation; that the advisory fees would not change as a result of the Consolidation; and that Small Capitalization Value Equity Investments would be unaffected in any other way by the Consolidation, including that the Portfolio would not be subjected to any unfair burden as a result of the transaction.

Based upon its review, the Board of Trustees concluded that the New Advi-sory Agreement with New NFJ is reasonable, fair and in the best interests of Small Capitalization Value Equity Investments and its shareholders, and that the fees provided in the New Advisory Agreements with New NFJ are fair and reasonable. In the Board's view, retaining New NFJ to serve as Adviser of Small Capitalization Value Equity Investments, under the terms of the New Advisory Agreement, after the Consolidation is desirable and in the best interests of Small Capitalization Value Equity Investments and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and voted to recommend its approval by Small Capitalization Value Equity Investments' shareholders.

REQUIRED VOTE

Approval of the New Advisory Agreement requires a Majority Vote of the outstanding shares of Small Capitalization Value Equity Investments.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS VOTE "FOR" THE NEW ADVISORY AGREEMENT BETWEEN THE CONSULTING GROUP AND NEW NFJ.




                          ADDITIONAL INFORMATION

PORTFOLIO TRANSACTIONS AND BROKERAGE FEES

Portfolio securities transactions for each Portfolio are placed on behalf of the Trust by its investment advisers, subject to the overall review of the Investment Manager and the Board of Trustees. In selecting brokers or dealers to execute portfolio transactions for a Portfolio, the Advisers seek the best overall terms available. The Current and New Advisory Agree-ments provide that, in assessing the best overall terms available for any transaction, the Advisers consider the factors they deem relevant, includ-ing the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific trans-action and on a continuing basis. In addition, the Advisory Agreements au-thorize the Advisers, in selecting brokers or dealers to execute a partic-ular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services provided to the Trust and/or other accounts over which the Advisers or their affiliates exercise in-vestment discretion. Fees under the Investment Management Agreement dated July 30, 1993 between the Trust and the Investment Manager and the Advi-sory Agreements are not reduced by reason of either Adviser's receiving such brokerage and research services.

Although investment decisions for the Portfolios are made independently from those of other accounts managed by the Advisers, investments of the type that the Portfolios may make also may be made by those other ac-counts. When a Portfolio and one or more other accounts managed by an Ad-viser are prepared to invest in, or desire to dispose of, the same secu-rity, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the size of the position ac-quired for or disposed of by the Portfolio or the price paid or received by the Portfolio.

To the extent consistent with applicable provision of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission under the 1940 Act, the Board of Trustees had determined that transactions for the Trust may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affili-ated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and rea-sonable rate.

Neither of the Portfolios will purchase any security, including U.S. gov-ernment securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney is a member, except to the extent permitted by the SEC.

The Board periodically reviews the commissions paid by the Trust to deter-mine if the commissions paid over representative periods of time were rea-sonable in relation to the benefits inuring to the Trust. During the fis-cal year ended August 31, 1994, the Portfolios incurred total brokerage commissions on portfolio transactions of $3,674,520, of which $204,799, or 5.57% of the aggregate, was paid to Smith Barney. During the Portfolios' last fiscal year, 7.40% of the Portfolios' aggregate dollar amount of transactions involving the payment of commissions were effected through Smith Barney .

Such brokerage commissions were incurred with respect to each of the Port-folios as follows:




                                                                     % OF
TOTAL

TRANSACTIONS
                                                     % OF TOTAL      INVOLVING
                                     COMMISSIONS     COMMISSIONS
COMMISSIONS
                        TOTAL          PAID TO         PAID TO        PAID TO
PORTFOLIO            COMMISSIONS    SMITH BARNEY    SMITH BARNEY    SMITH
BARNEY
Large Capitaliza-
  tion Value Equity
  Investments        $2,649,739        $189,140         7.14%           8.65%
Small Capitaliza-
  tion Value Equity
  Investments        $1,024,781         $15,659         1.53%           1.21%



                    SUBMISSION OF SHAREHOLDER PROPOSALS

As a Massachusetts business trust, the Trust does not hold annual share-holders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders must submit their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.



                 SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

Shareholders holding more than 10% of the Trust's outstanding voting secu-rities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purposes of voting on the removal of any Trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding, or if the Trustees shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, then shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.



                 OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


September 29, 1994


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                               EXHIBIT LIST

EXHIBIT A   More information about the Consolidation.

EXHIBIT B   Proposed Form of Investment Advisory Agreement.

EXHIBIT C   Information about Parametric Portfolio
              Associates, Inc. ("Parametric").

EXHIBIT D   Audited balance sheet of Parametric as of
              December 31, 1993.

EXHIBIT E   Information about NFJ Investment Group, Inc.
              ("NFJ").

EXHIBIT F   Audited balance sheet of NFJ as of
              December 31, 1993.



                               EXHIBIT A

                 MORE INFORMATION ABOUT THE CONSOLIDATION

The following is a discussion of more detailed information about the Con-solidation for those shareholders seeking such information.

The Consolidation Agreement provides that the business of Parametric, NFJ, and certain other subsidiaries of PFAMCo will be transferred to TAG in re-turn for 24,575,000 newly issued units of partner interest, of which 400,000 will be units of general partner interest ("GP units") and 24,175,000 will be units of limited partner interest, divided into two classes -- Class A and Class B. In connection with its assuming the role of general partner of PIMCO Advisors, PIMCO Partners, G.P. also will ac-quire common stock of TAG Inc., the current general partner of TAG, for approximately $130 million. The current common stockholders of TAG Inc. will retain economic interests in TAG Inc. through preferred stock repre-senting approximately 34% of the Class A and Class B partnership units owned by TAG Inc. Class A units will have the same rights as the currently outstanding public units of TAG; Class B units will be subordinated to Class A units with respect to certain distribution rights. In connection with the consolidation and recapitalization of TAG Inc., the Board of Di-rectors of TAG Inc. has approved a conversion ratio of 1 limited partner unit and/or GP unit held by TAG Inc. for 1.4 Class B units. Effective Jan-uary 1, 1998, or earlier in the event of a restructuring of PIMCO Advisors that may be undertaken by PIMCO Partners, G.P. in connection with changes in the tax status of PIMCO Advisors, it is anticipated that Class B units will convert to Class A units. The average of the high and low prices for TAG units quoted on the New York Stock Exchange on August 29, 1994 was $40.1875.

Giving effect to the Consolidation, but prior to any secondary offering, PIMCO Partners, G.P. will own approximately 60.5% of all outstanding units of PIMCO Advisors. PFAMCo and its other affiliates will separately own ap-proximately 7.4% of all outstanding units. TAG Inc. will own approximately 19.6% of all outstanding units, and the public will own approximately 12.2% of all outstanding units. Pacific Mutual and its affiliates would hold a majority interest in PIMCO Advisors, New Parametric and New NFJ through direct or indirect ownership of units of PIMCO Advisors.

In connection with the Consolidation, PIMCO Advisors will adopt a stock option plan to provide incentives and rewards to key employees of PIMCO Advisors, and its subsidiary partnerships, which may include officers and directors of New Parametric and New NFJ. The aggregate number of Class B units with respect to which options may be granted under the plan is 2,800,000 and the terms of the Consolidation Agreement provide for the grant of options with respect to up to 2,675,000 units at the closing of the Consolidation. Each subsidiary partnership of PIMCO Advisors will es-tablish a profit sharing plan in which its Managing Directors and certain designated employees may participate.

PIMCO Partners, L.P., a California limited partnership, will be the manag-ing general partner of PIMCO Partners, G.P. All of the ownership interest in PIMCO Partners, L.P. will be held directly or indirectly by the PIMCO Managing Directors. PIMCO Partners, L.P. will have a profits interest of approximately 37.3% in PIMCO Partners, G.P. As of the Consolidation, but prior to any secondary offering of units that may be made at or about that time, William H. Gross, a Managing Director of PIMCO, will hold approxi-mately 41.9% of the ownership interests in PIMCO Partners, L.P. (repre-senting an indirect economic interest in approximately 15.6% of the units owned by PIMCO Partners, G.P., or 12.5% of the outstanding units of PIMCO Advisors after the Consolidation). Under the terms of the Amended and Re-stated Agreement of Limited Partnership of PIMCO Advisors under the Con-solidation, the Chief Executive Officer of PIMCO Partners, L.P. will be a member of the Equity Board of PIMCO Advisors, and PIMCO Partners, L.P. will have the right to appoint two other members to the Equity Board, which is described below.

Pursuant to a registration rights agreement among TAG Inc., certain cur-rent stockholders of TAG Inc., certain individuals affiliated with TAG or PFAMCo, PIMCO Partners, G.P., and PFAMCo, and certain affiliates of PFAMCo, holders of rights may cause PIMCO Advisors to register Class A units held by such individuals and entities for public sale under the Se-curities Act of 1933 (the "Secondary Offering"). It is presently contem-plated that approximately 4,000,000 Class A units may be registered and sold in this manner contemporaneously with the closing of the Consolida-tion. The terms of any secondary offering of units are subject to negotia-tion among the parties and whether such offering will occur will depend on many factors, including prevailing market conditions. It is not possible to predict whether such an offering will occur. Depending on the number of units sold, the secondary offering would impact the indirect interest of PFAMCO in PIMCO Advisors and the secondary offering may change the rela-tive percentage interests in PIMCO Partners, L.P. of the individual PIMCO Managing Directors. Certain units received by the Managing Directors of Parametric and NFJ will be effectively restricted as to sale or other dis-position until January 1, 1998.

The Amended and Restated Partnership Agreement of PIMCO Advisors will pro-vide that a person or group that owns more than 20% of the combined voting power of the outstanding units of the partnership shall have the right to vote not more than 20% of the outstanding units entitled to vote, and the remaining units owned by such person or group shall have no voting rights and shall not be counted for quorum or unitholder approval purposes. These provisions do not apply to entities controlled by Pacific Mutual, PFAMCo, or the PIMCO Managing Directors, to certain savings, profit-sharing, unit or stock bonus and employee incentive or stock ownership plans established by PIMCO Advisors or certain of its subsidiaries, or to other persons or groups approved by PIMCO Partners, G.P. The intention of this provision is to reduce the possibility that a future sale of units by a significant holder of units would cause a "change in control" of the PIMCO Advisors for purposes of the 1940 Act or Investment Advisers Act of 1940.

On September 8, 1994, TAG announced a 106% distribution on TAG's outstand-ing units, payable on October 9, 1994 to unitholders of record as of the close of business on October 1, 1994, with holders of limited partner units receiving limited partner units and holders of general partner units receiving general partner units. The effect of the unit distribution will be to double approximately the number of TAG units outstanding, as well as the gross number of TAG units issued in return for the PFAMCo businesses in the Consolidation. However, the unit distribution will not have a mate-rial impact on the relative percentage ownership interests of the parties to the Consolidation as discussed herein.

PIMCO Partners, G.P., the general partner of PIMCO Advisors, will delegate management and supervisory functions for PIMCO Advisors to an Operating Board and an Equity Board. The Operating Board and Equity Board are in-tended to constitute the functional and legal equivalent of a board of di-rectors after the Consolidation. The Operating Board will exercise sub-stantially all of the governance powers of the general partner except for those powers specifically delegated to the Equity Board, and will delegate day-to-day operational issues to the Operating Committee. The Equity Board will have the authority to approve certain transactions and other material matters involving PIMCO Advisors, including an amendment to the partner-ship agreement of PIMCO Advisors or a subsidiary partnership, incurring large amounts of debt or making material acquisitions or dispositions, is-suing additional units, and others.

The Operating Board will initially be composed of 12 members as follows: the Chief Executive Officer of New PIMCO, initially William S. Thompson, Jr. (who will also serve as Chairperson of the Operating Board), six other persons designated by the Managing Directors of New PIMCO (initially William H. Gross, Brent R. Harris, Dean S. Meiling, James F. Muzzy, William F. Podlich, III and William C. Powers), three persons designated by the Managing Directors of the successor of Columbus Circle Investors ("New CCI"), (initially Irwin F. Smith, Donald A. Chiboucas and Daniel S. Pickett), and one person selected by the vote of the successor of Cadence Capital Management, Inc., New NFJ, and New Parametric, weighted by their contribution to the income of PIMCO Advisors (initially David B. Breed). The final initial member of the Operating Board shall be the Chief Execu-tive Officer of the PIMCO Advisors, William D. Cvengros. Initially, the members of the Operating Committee will be William D. Cvengros, William S. Thompson and Irwin F. Smith. The Equity Board will initially be composed of 12 members as follows: the Chairperson of the Operating Board (ini-tially William S. Thompson), the Chief Executive Officer of PIMCO Advisors (initially William D. Cvengros), three persons designated by PFAMCo (ini-tially Walter B. Gerken, Thomas C. Sutton and Glenn S. Schafer), two per-sons designated by PIMCO Partners, L.P. (initially William H. Gross and William F. Podlich, III), two persons designated by the preferred stock-holders of TAG Inc. (initially Irwin F. Smith and Donald K. Miller) and three independent members designated by the other nine members of the Eq-uity Board, initially Walter E. Auch, Sr., Donald R. Kurtz and a third person to be selected. The Chairperson of the Equity Board will initially be Walter B. Gerken.

Under the Consolidation, PIMCO Partners, G.P. will be given broad author-ity to effect a restructuring of PIMCO Advisors to address certain tax consequences associated with the potential loss of PIMCO Advisor's status as a partnership for federal tax purposes. After any restructuring of PIMCO Advisors, the members of the Operating Board (other than the Chief Executive Officer of the partnership, who will serve ex officio) will be selected by the advisory subsidiary partnerships based on their relative contributions to the net income of the partnership, and the members of the Equity Board (other than the Chairperson of the Operating Board and the Chief Executive Officer of the partnership) will be selected by the exist-ing members of the Equity Board in a manner reasonably determined to most effectively represent the proportionate interests of all direct and indi-rect beneficial holders of units, including public unitholders, with at least three members of the Equity Board being independent.

The Amended and Restated Partnership Agreement of PIMCO Advisors provides that PIMCO Partners, G.P. may choose the form and timing of any restruc-turing of PIMCO Advisors. A restructuring may occur on or about the date on which the partnership's exemption from corporate income tax expires, which is expected to be December 31, 1997, or on such earlier or later date as PIMCO Partners, G.P. may determine based on certain factors, in-cluding certain tax considerations relating to PFAMCo.

                                 EXHIBIT B

                  CONSULTING GROUP CAPITAL MARKETS FUNDS

                                  FORM OF
                       INVESTMENT ADVISORY AGREEMENT

[DATE]
[Name and Address of Advisor]

DEAR SIRS:

Under an agreement (the "Management Agreement") between Consulting Group Capital Markets Funds, a Massachusetts business trust (the "Trust"), and Smith, Barney Advisers, Inc. (the "Manager"), the Manager serves as the Trust's investment manager and has the responsibility of evaluating, rec-ommending, supervising and compensating investment advisers to each series of the Trust.

The Manager hereby confirms its agreement with [NAME OF ADVISER] (the "Ad-visor") with respect to the Advisor's serving as an investment advisor of [NAME OF PORTFOLIO] (the "Portfolio"), a series of the Trust, as follows:

SECTION 1. Investment Description; Appointment

(a) The Trust desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the invest-ment objectives, policies and limitations specified in its Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), and in the manner and to the extent as may from time to time be approved in the manner set forth in the Trust Agree-ment. Copies of the Trust's Prospectus, the Statement of Additional Infor-mation and the Trust Agreement have been or will be submitted to the Advi-sor.

(b) The Manager, with the approval of the Trust, hereby appoints the Ad-visor to act as an investment advisor to the Portfolio for the periods and on the terms set forth in this Agreement. The Advisor accepts such ap-pointment and agrees to furnish the services herein set forth for the com-pensation herein provided.

SECTION 2. Portfolio Management Duties

(a) Subject to the supervision of the Manager and the Trust's Board of Trustees, the Advisor will (i) manage the portion of the Portfolio's as-sets allocated to the Advisor upon the recommendation of the Manager and the approval of the Board of Trustees ("Allocated Assets") in accordance with the Portfolio's investment objectives, policies and limitations as stated in the Trust's Prospectus and Statement of Additional Information;
(ii) make investment decisions with respect to Allocated Assets; and (iii) place orders to purchase and sell securities and, where appropriate, com-modity futures contracts with respect to Allocated Assets.

(b) The Advisor will keep the Trust and the Manager informed of develop-ments materially affecting the Portfolio and shall, on the Advisor's own initiative, furnish to the Trust and the Manager from time to time what-ever information the Advisor believes appropriate for this purpose.

(c) The Advisor agrees that it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations there-under, all applicable federal and state laws and regulations and with any applicable procedures adopted by the Trust's Board of Trustees.

SECTION 3. Brokerage

(a) The Advisor agrees that it will place orders pursuant to its invest-ment determinations with respect to Allocated Assets either directly with the issuer or with brokers or dealers selected by it in accordance with the standards specified in paragraphs (b) and (c) of this Section 3. The Advisor may place orders with respect to Allocated Assets with Smith Bar-ney Inc. or its affiliates in accordance with Section 11(a) of the Securi-ties Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regula-tions.

(b) In placing orders with brokers and dealers, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may con-sider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and/or other accounts over which the Advisor or an affiliate exer-cise investment discretion.

SECTION 4. Information Provided to the Manager and the Trust

(a) The Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Portfolio to assist the Manager and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Advisor will furnish the Trust's Board of Trustees with respect to the Portfolio such periodic and special reports as the Manager and the Board of Trustees may reasonably request.

(b) The Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Advisor or any of its affiliates: (i) be-comes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or en-forcement action by the SEC or other regulatory authority. The Advisor has provided the information about itself set forth in the Registration State-ment and has reviewed the description of its operations, duties and re-sponsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust's Administrator immediately of any material fact known to the Advisor respecting or relating to the Advi-sor that is not contained in the Prospectus or Statement of Additional In-formation of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

(c) The Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Advisor's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accor-dance with all legal requirements relating to that Form. The Advisor ac-knowledges that it is an "investment adviser" to the Portfolio within the meaning of the Act and the Advisers Act.

SECTION 5. Books and Records

In compliance with the requirements of Rule 31a-3 under the Act, the Advi-sor hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

SECTION 6. Compensation

(a) In consideration of services rendered pursuant to this Agreement, the Manager will pay the Advisor a fee that is computed daily and paid monthly at the annual rate of * of the average daily net assets of the Portfolio, multiplied by a fraction, the numerator of which is the average daily value of Allocated Assets and the denominator of which is the average daily value of the Portfolio's total assets (the "Portfolio Advisory Fee"). The Portfolio Advisory Fee payable to the Advisor shall be reduced in the same proportion as the Portfolio Advisory Fee bears to the Manag-er's fee from the Portfolio to the extent, in any fiscal year of the Port-folio, the aggregate expenses of the Portfolio (including fees pursuant to this Agreement and the Trust's Administration Agreement with the Adminis-trator, but excluding interest, taxes, brokerage fees, and, if permitted by state securities commissions, extraordinary expenses) exceed the ex-pense limitation of any state having jurisdiction over the Portfolio.

(b) The Portfolio Advisory Fee for the period from the date this Agree-ment becomes effective to the end of the month during which this Agreement becomes effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Advisor, the value of the Portfolio's net assets shall be computed at the time and in the manner specified in the Trust's Prospectus and/or the Statement of Addi-tional Information.

SECTION 7. Costs and Expenses

During the term of this Agreement, the Advisor will pay all expenses in-curred by it and its staff in connection with the performance of its ser-vices under this Agreement, including the payment of salaries of all of-ficers and employees who are employed by it and the Trust.

SECTION 8. Standard of Care

The Advisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matter to which this Agreement relates, provided any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Portfolio to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and du-ties under this Agreement.

* Parametric Portfolio Associates: 0.20% of the first $300 million, 0.15% thereafter.

  NFJ Investment Group: 0.30%.

SECTION 9. Services to Other Companies or Accounts

(a) It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement shall prevent the Advisor from providing similar services to other investment companies (whether or not their in-vestment objectives and policies are similar to those of the Trust) or from engaging in other activities; provided, however, that the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Act) shall accept retention as investment adviser, investment manager or similar service provider during the pendency of this Agreement and for the period of one (1) year after the termination of this Agreement with or for the benefit of any investment company registered under the Act that seeks as a primary market for its shares asset allocation programs similar in nature or market to Consulting Group Personalized Investment Advisory Service.

(b) The proviso set forth in paragraph (a) of this Section 9 shall not apply to the continuation of any contractual relationship to which the Ad-visor is a party that is in effect on the date of this Agreement.

(c) When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Ad-visor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust such transactions will be executed on a basis that is fair and equitable to the Trust.

(d) The Trust and the Manager understand and acknowledge that the persons employed by the Advisor to assist in the performance of its duties under this Agreement will not devote their full time to that service; nothing contained in this Agreement will be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, subject to the proviso set forth in paragraph (a) of this
Section 9.

SECTION 10. Duration and Termination

(a) This Agreement shall become effective on the later of the closing date of the Consolidation Agreement entered into by the Advisor and others with Thompson Advisory Group L.P., or the date it is approved by share-holders of the Portfolio, and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(i) the Trust's Board of Trustees or (ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), pro-vided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Notwithstanding the foregoing, this Agreement may be terminated (i) by the Manager at any time without penalty, upon notice to the Advisor and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the Trust's outstanding voting securities, upon notice to the Manager and the Trust or (iii) by the Advisor at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust.

(c) This Agreement will terminate automatically in the event of its as-signment (as defined in the Act and in rules adopted under the Act).

SECTION 11. Amendments

No provision of this Agreement may be changed, waived, discharged or ter-minated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until ap-proved in accordance with applicable law.

SECTION 12. Miscellaneous

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner incon-sistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise af-fect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agree-ment shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Advisor as an agent of the Trust or the Manager.

If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by sign-ing and returning to us the enclosed copy of this Agreement.

SMITH, BARNEY ADVISERS, INC.

By:

Name:

Title:



Accepted:

[Name of Advisor]

By:

Name:

Title:



                                EXHIBIT C

                       INFORMATION ABOUT PARAMETRIC
                        PORTFOLIO ASSOCIATES, INC.
                              ("Parametric")

DIRECTORS AND EXECUTIVE OFFICERS

Parametric's directors and principal executive officers and their princi-pal occupations are shown below. Unless otherwise indicated, the business address of each such person is 701 Fifth Avenue, Seattle, Washington 98104.


                                                POSITION WITH PARAMETRIC
              NAME                             AND PRINCIPAL OCCUPATION(S)
William D. Cvengros  ............        Chairman of the Board and Director,
  700 Newport Center Drive                Parametric, PFAMCo, PMRealty
Advisors,
  Newport Beach, CA 92660                 Inc.; Director, Vice Chairman and
Chief
                                          Investment Officer, Pacific Mutual
Life
                                          Insurance Company; Chairman of the
Board
                                          and Director, Pacific Investment
                                          Management Company, Cadence Capital
                                          Management Corporation; Director,
                                          President, and Chief Executive
Office,
                                          NJF Investment Group, Inc.; Chairman
of
                                          the Board of Trustees and Trustee,
PFAMCo
                                          Funds; Director, Mutual Service
                                          Corporation, Pacific Equities
Network,
                                          Pacific U.K. Limited, Blairlogie
Capital
                                          Management Limited, Pacific
Corinthian
                                          Life Insurance Company; Director,
Furon
                                          Company.

William E. Cornelius, Jr.  ......        Director and managing Director,
                                          Parametric.

Mark W. England-Markun                   Director, Managing Director and Chief
                                          Executive Officer, Parametric.

Steven T. Bailey  ...............        Director, Parametric; Managing
Director,
  700 Newport Center Drive                PFAMCo; President, PFAMCo Funds;
  Newport Beach, CA 92660                 Director, PFAMCo U.K. Limited,
PMRealty
                                          Advisors, Inc., Cadence Capital
                                          Management Corporation, NFJ
Investment
                                          Group, Inc., Blairlogie Capital
                                          Management
                                          Limited.

Audrey L. Milfs  ................        Director and Secretary, Parametric;
  700 Newport Center Drive                Director, PFAMCo U.K. Limited,
Blairlogie
  Newport Beach, CA 92660                 Capital Management Limited; Vice
                                          President and Secretary, Pacific
Mutual
                                          Life Insurance Company; Director and
                                          Secretary, Cadence Capital
Management
                                          Corporation, PFAMCo, Pacific
Financial
                                          Holding Company, NJF Investment
Group,
                                          Inc., PMRealty Advisors, Inc., PM
Group
                                          Life Insurance Company, Pacific
Mutual
                                          Realty Finance, Inc., Alliance
Health Plan
                                          Network, Inc., Group Holding
Company,
                                          Employee Benefits America
Administration
                                          Corporation; Secretary, PFAMCo
Funds,
                                          Pacific Investment Administrative
                                          Services Co., Pacific Mutual Realty
                                          Investors, Inc., Pacific Corinthian
Life
                                          Insurance Company, Stocksplus
Manage-
                                          ment, Inc., Mutual Service
Corporation,
                                          United Planners' Group, Inc.,
Pacific
                                          Select Fund, Pacific Equities
Network,
                                          Pacific Investment Management
Company.


OTHER INVESTMENT COMPANY CLIENTS

Parametric also acts as investment adviser to the registered investment companies listed below. The following table sets forth the name of each such investment company, its approximate net assets at June 30, 1994, and the annual advisory fee charged by Parametric (as a percentage of average daily net assets).

                                    APPROXIMATE
           NAME OF                  NET ASSETS
      INVESTMENT COMPANY         AT JUNE 30, 1994        ANNUAL ADVISORY FEES
PFAMCo Funds
 Enhanced Equity Portfolio           $59,231,000    .45% of average daily net
assets
 International Equity Portfolio        9,425,000    .45% of average daily net
assets
 Balanced Portfolio                   78,049,000    .45% of average daily net
assets
   (Equity Segment)                                 allocated to Equity
Segment of
                                                    Balanced Portfolio

Pacific Corinthian Variable Fund       4,930,535    .50% of average daily net
assets
  Balanced Portfolio (Common                        of Common Stock Segment up
to
  Stock Segment)                                    $25 million; .375% of
average
                                                    daily net assets of Common
Stock
                                                    Segment on next $25
million; and
                                                    .30% of average daily net
assets
                                                    of Common Stock Segment
                                                    thereafter.




                                 EXHIBIT D

[Logo]

                       INDEPENDENT AUDITORS' REPORT

To the Stockholder and Board of Directors of Parametric Portfolio Associates Inc.:

We have audited the accompanying statement of financial position of Para-metric Portfolio Associates, Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsi-bility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial posi-tion is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the state-ment of financial position. An audit also includes assessing the account-ing principles used and significant estimates made by management, as well as evaluating the overall statement of financial position presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of financial position presents fairly, in all material respects, the financial position of Parametric Portfolio As-sociates, Inc. as of December 31, 1993, in conformity with generally ac-cepted accounting principles.

[INSERT SIG.]

February 25, 1994, except
for Note 7, as to which the
date is July 11, 1994

[Logo]



                   PARAMETRIC PORTFOLIO ASSOCIATES, INC.
                      STATEMENT OF FINANCIAL POSITION
                             DECEMBER 31, 1993

                                     ASSETS

CURRENT ASSETS:
   Cash
$1,383,077
   Accounts receivable
1,189,810
   Prepaid expenses
9,171
Total current assets
2,582,058
Tax receivable from affiliate
335,546
Property, net
128,874
Other asset
1,598,542

       TOTAL ASSETS
$4,645,020


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accrued liabilities
$572,824
   Payable to affiliates
452,932
Total current liabilities
1,025,756
Other liabilities
2,723,845

       TOTAL LIABILITIES
3,749,601

STOCKHOLDER'S EQUITY:
   Common stock, $1 par value; 1,000,000 shares authorized; 1,000 shares issued and outstanding
1,000
   Paid-in capital
1,199,000
   Accumulated deficit
(304,581)

       TOTAL STOCKHOLDER'S EQUITY
895,419

       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY
$4,645,020

               See Notes to Statement of Financial Position



                   PARAMETRIC PORTFOLIO ASSOCIATES, INC.
                 NOTES TO STATEMENT OF FINANCIAL POSITION

1. SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

Parametric Portfolio Associates, Inc. ("Parametric") is a wholly-owned, third- tier subsidiary of Pacific Mutual Life Insurance Company ("PM"). The intermediate companies are Pacific Financial Holding Company and Pa-cific Financial Asset Management Corporation ("PFAMCo"). Parametric pro-vides investment management services to its clients using quantitative analysis techniques.

2. PROPERTY

Property is recorded at cost and is depreciated using the straight-line method over the estimated useful lives of the individual assets.

The components of property as of December 31, 1993 are as follows:

          Furniture and equipment                        $235,010

          Computer equipment                              108,120
            Total property                                343,130
          Less accumulated depreciation                  (214,256)
            Property, net                                $128,874

3. INCOME TAXES

Parametric's operations are included in the consolidated Federal income tax return of PM. Parametric files a separate Washington state excise tax return. Parametric is allocated Federal income tax expense based princi-pally on the effect of including its operations in the consolidated provi-sion. Such expense includes an allocation for deferred taxes resulting principally from differences between book and tax accounting for a long-term compensation plan, depreciation and state excise tax. Included in payable to affiliates on the accompanying statement of financial position is a current tax liability of $379,963 as of December 31, 1993. Tax re-ceivable from affiliate on the accompanying statement of financial posi-tion includes deferred taxes resulting primarily from a long-term compen-sation plan.

4. PROFT-SHARING AND COMPENSATION PLANS

Parmetric has a nonqualified profit-sharing plan (the "Profit-Sharing Plan") covering certain key employees. The Profit-Sharing Plan provides for awards based on the profitability of Parametric, as defined in the em-ployment agreements. All profit-sharing awards fully vest at the end of each year and are payable by March 15 of the following year.

Parametric has a long-term compensation plan granted to certain key em-ployees in connection with programs designed to retain their employment. Compensation under this plan is based upon profitability. Upon certain criteria being met, as defined in the agreement, eligible employees will be paid out over a seven-year period. Eligible employees may leave Para-metric's employment and collect such amounts over the period, subject to not-to-compete terms. Other assets and other liabilities included on the accompanying statement of financial position primarily relate to deferred compensation expense and accrued compensation. No payments have been made under this plan.

5. LEASES

Parametric leases office space and certain office equipment under operat-ing lease agreements expiring at various dates through 1999. Future aggre-gate minimum rent payments on noncancelable leases are as follows:

               YEAR ENDED DECEMBER 31:
                1994                                  $115,478
                1995                                   115,478
                1996                                   115,478
                1997                                   115,478
                1998                                   115,478
                Thereafter                              57,739
                  Total                               $635,129

6. RELATED PARTY TRANSACTIONS

PM provides certain support services to Parametric and the related liabil-ity is included in payable to affiliates on the accompanying statement of financial position. Services provided include employee participation in a pension plan maintained by PM.

7. SUBSEQUENT EVENT

On July 11, 1994, PFAMCo and Thompson Advisory Group L.P., a Delaware lim-ited partnership with units traded on the New York Stock Exchange, entered into a definitive agreement and plan of consolidation to merge the two en-tities into a newly capitalized partnership named PIMCO Advisors L.P. PFAMCo and certain subsidiaries, including Parametric, will contribute substantially all of their operations into PIMCO Advisors L.P. in exchange for the issuance of newly issued partnership units. The transaction is subject to approval by a majority of the publicly traded limited partner-ship units, as well as certain regulatory and other approvals.





                                 EXHIBIT E

               INFORMATION ABOUT NFJ INVESTMENT GROUP, INC.
                                  ("NFJ")

DIRECTORS AND EXECUTIVE OFFICERS

NFJ's directors and principal executive officers and their principal occu-pations are shown below. Unless otherwise indicated, the business address of each such person is 2121 San Jacinto, Suite 1440, Dallas, Texas 75201.


                                                    POSITION WITH NFJ
              NAME                             AND PRINCIPAL OCCUPATION(S)
William D. Cvengros  ............        Director, President and Chief
Executive
  700 Newport Center Drive                Officer, NFJ; see Exhibit C for
other
  Newport Beach, CA 92660                 occupations.

Benno J. Fischer                         Director and Managing Director, NFJ.

John L. Johnson                          Director and Managing Director, NFJ.

Jack C. Najork                           Director and Managing Director, NFJ.

Steven T. Bailey  ...............        Director, NFJ; see Exhibit C for
other
  700 Newport Center Drive                occupations
  Newport Beach, CA 92660

Audrey L. Milfs  ................        Director and Secretary, NFJ; see
Exhibit
  700 Newport Center Drive                C for other occupations.
  Newport Beach, CA 92660

Thomas C. Sutton  ...............        Director, NFJ; President, Director
and
  700 Newport Center Drive                Chief Executive Officer, Pacific
  Newport Beach, CA 92660                 Financial Holding Company, Group
Holding
                                          Company; Chairman, Chief Executive
                                          Officer and Director, Pacific Mutual
Life
                                          Insurance Company, Pacific
Corinthian
                                          Life Insurance Company; Chairman of
the
                                          Board of Trustees, President and
Trustee,
                                          Pacific Select Fund; Chairman and
                                          Director, PFAMCo, PM Group Life
Insurance,
                                          Inc.; Director, United Planners'
Group,
                                          Inc., Cadence Capital Management
                                          Corporation, Pacific Investment
Manage-
                                          ment Company, PMRealty Advisors,
Inc.,
                                          Pacific Equities Network, Mutual
Service
                                          Corporation, Blairlogie Capital
Manage-
                                          ment Limited, Alliance Health Plan
                                          Network, Inc., Employee Benefits
America
                                          Administration Corporation, Pacific
                                          Mutual Realty Finance, Inc., Newhall
Land
                                          & Farming, Health Insurance
Association
                                          of America.


OTHER INVESTMENT COMPANY CLIENTS

NFJ also acts as investment adviser to the registered investment companies listed below. The following table sets forth the name of each such invest-ment company, its approximate net assets at June 30, 1994 and the annual advisory fee charged by NFJ (as a percentage of average daily net assets).

                                    APPROXIMATE
           NAME OF                  NET ASSETS
      INVESTMENT COMPANY         AT JUNE 30, 1994        ANNUAL ADVISORY FEES
PFAMCo Funds
 Equity Income Portfolio             $81,283,326    .45% of average daily net
assets
 Diversified Low P/E Portfolio        17,509,835    .45% of average daily net
assets
 Small Cap Value Portfolio            33,168,117    .60% of average daily net
assets

RSI Value Equity Fund                 32,914,383   .60% of 1st $10 million;
.50%
 Equity Income Portfolio                of next $10 million; .40% of next
                                                    $20 million; .30% of next
$20
                                                    million; .20% of next $40
                                                    million; .15% of next $50
                                                    million; .10% over $150
million
                                                    thereafter.
Pacific Corinthian Variable Fund
 Diversified Low P/E Series               13,718    .45% of total assets



                               EXHIBIT F

[Logo]

                       INDEPENDENT AUDITORS' REPORT

To the Stockholder and Board of Directors of NFJ Investment Group, Inc.:

We have audited the accompanying statement of financial position of NFJ Investment Group, Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial posi-tion is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the state-ment of financial position. An audit also includes assessing the account-ing principles used and significant estimates made by management, as well as evaluating the overall statement of financial position presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of financial position presents fairly, in all material respects, the financial position of NFJ Investment Group, Inc. as of December 31, 1993, in conformity with generally accepted ac-counting principles.

[INSERT SIG.]

February 25, 1994, except
for Note 7, as to which the
date is July 11, 1994

[Logo]




                        NFJ INVESTMENT GROUP, INC.
                      STATEMENT OF FINANCIAL POSITION
                             DECEMBER 31, 1993

                                     ASSETS

CURRENT ASSETS:
   Cash
$476,308
   Accounts receivable
1,125,005
   Prepaid expenses
5,233
Total current assets
1,606,546
Property, net
77,955

       TOTAL ASSETS
$1,684,501

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accrued liabilities
$455,257
   Payable to affiliates, net
88,257
Total current liabilities
543,514
Other liabilities
104,148

       TOTAL LIABILITIES
647,662

STOCKHOLDER'S EQUITY:
   Common stock, no par value; 25,000 shares authorized;
     5,000 shares issued and outstanding
50,000
   Paid-in capital
820,000
   Retained earnings
166,839

       TOTAL STOCKHOLDER'S EQUITY
1,036,839

       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY
$1,684,501

               See Notes to Statement of Financial Position




                        NFJ INVESTMENT GROUP, INC.
                 NOTES TO STATEMENT OF FINANCIAL POSITION

1. SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

NFJ Investment Group, Inc. ("NFJ") is a wholly-owned, third-tier subsid-iary of Pacific Mutual Life Insurance Company ("PM"). The intermediate companies are Pacific Financial Holding Company and Pacific Financial Asset Management Corporation ("PFAMCo"). NFJ provides investment manage-ment services to its clients using value-oriented stock management tech-niques.

2. PROPERTY

Property is recorded at cost and is depreciated using the straight-line method over the estimated useful lives of the individual assets.

The components of property as of December 31, 1993 are as follows:

            Furniture and equipment                         $92,551
            Computer equipment                               80,163
              Total property                                172,714
            Less accumulated depreciation                   (94,759)
              Property, net                                 $77,955

3. INCOME TAXES

NFJ's operations are included in the consolidated Federal income tax re-turn of PM. NFJ files a separate Texas state excise tax return. NFJ is al-located Federal income tax expense based principally on the effect of in-cluding its operations in the consolidated provision. Such expense con-sists primarily of current taxes. Included in payable to affiliates, net, on the accompanying statement of financial position are net tax liabili-ties of $67,299 as of December 31, 1993.

4. PROFT-SHARING PLAN AND LONG-TERM INCENTIVE PLAN

NFJ has a nonqualified profit-sharing plan (the "Profit-Sharing Plan") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plan provides for awards based on the profitability of NFJ, as defined in the employment agreements. All profit-sharing awards fully vest at the end of each year and are payable by March 15 of the following year.

In addition, Key Employees participate in a Long-Term Incentive Plan that provides compensation under the Profit-Sharing Plan for a specified period of time subsequent to their termination of employment. Compensation under this plan is determined based upon the profitability of NFJ in future years and will be expensed as incurred. The plan requires, among other things, that Key Employees comply with a covenant not-to-compete with NFJ.

5. LEASES

NFJ leases office space and certain office equipment under operating lease agreements expiring at various dates through 1999. Future aggregate mini-mum rent payments on noncancelable leases are as follows:

             YEAR ENDED DECEMBER 31:
                1994                                       $56,760
                1995                                        56,760
                1996                                        56,760
                1997                                        58,281
                1998                                        58,188
                Thereafter                                  14,694

                  Total                                   $301,443

6. RELATED PARTY TRANSACTIONS

PM provides certain support services to NFJ and the related liability is included in payable to affiliates, net, on the accompanying statement of financial position. Services provided include employee participation in a pension plan maintained by PM.

7. SUBSEQUENT EVENT

On July 11, 1994, PFAMCo and Thompson Advisory Group L.P., a Delaware lim-ited partnership with units traded on the New York Stock Exchange, entered into a definitive agreement and plan of consolidation to merge the two en-tities into a newly capitalized partnership named PIMCO Advisors L.P. PFAMCo and certain subsidiaries, including NFJ, will contribute substan-tially all of their operations into PIMCO Advisors L.P. in exchange for the issuance of newly issued partnership units. The transaction is subject to approval by a majority of the publicly traded limited partnership units, as well as certain regulatory and other approvals.




This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) LISTED BELOW. Please refer to the Proxy Statement for a discussion of the Proposals. Please indicate your vote by an "X" in the appropriate box below.



1.	To approve for Large Capitalization 	FOR *	AGAINST *	ABSTAIN *
	Value Equity Investments a new
	 investment advisory agreement with .
	Parametric Portfolio Associates.
	(Large Capitalization Value Equity
	Investments only)

2.	To approve for Small Capitalization  	FOR *	AGAINST *	ABSTAIN *
	Value Equity Investments a new
	investment advisory agreement
	with NFJ Investment Group.
	(Small Capitalization Value
	Equity Investments only)



VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
..............................................................................
..............................................................................
.....
Consulting Group Capital Markets Funds (the "Trust") - Large Capitalization Value Equity Investments
Special Meeting of Shareholders on October 31, 1994


The undersigned holder of shares of the above named portfolio (the "Portfolio"), of Consulting Group Capital Markets Funds (the "Trust"), hereby appoints Heath B. McLendon, Leonard Reinhart, Christina T. Sydor and Lee D. Augsburger as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the meeting of shareholders of the Trust to be held at the offices of the Trust, Two World Trade Center, New York, New York at 10:00 a.m. on the date indicated above and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:	________________________________
	________________________________
	________________________________
	Signature(s) (Title(s), if applicable)



VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
..............................................................................
..............................................................................
.....
Consulting Group Capital Markets Funds (the "Trust") - Small Capitalization Value Equity Investments
Special Meeting of Shareholders on October 31, 1994


The undersigned holder of shares of the above named portfolio (the "Portfolio"), of Consulting Group Capital Markets Funds (the "Trust"), hereby appoints Heath B. McLendon, Leonard Reinhart, Christina T. Sydor and Lee D. Augsburger as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the meeting of shareholders of the Trust to be held at the offices of the Trust, Two World Trade Center, New York, New York at 10:00 a.m. on the date indicated above and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:	________________________________
	________________________________
	________________________________
	Signature(s) (Title(s), if applicable)



shared/sharsn2/TRAK/proxy/3-94crd4.doc